SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                         Date of Report: August 9, 2002


                           IVP TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         NEVADA                    000-30397                 65-6998896
         ------                    ---------                 ----------
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)



                    2275 LAKESHORE BOULEVARD WEST, SUITE 401
                    ----------------------------------------
                            TORONTO, ONTARIO M8V 3Y3
                            ------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (416) 255-7578
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On May 22, 2002, IVP Technology Corporation (the "Company") entered into a Purchase and Sale agreement to acquire all of the common shares of Ignition Entertainment Limited, a company registered in England and Wales ("Ignition"). In the Form 8-K ("Form 8-K") filed with the Securities and Exchange Commission on May 28, 2002, the Company stated its intention to provide the financial information of Ignition required by Item 7 of Form 8-K in an amendment to be filed within sixty days of the Form 8-K. Subsequent to the filing of the Form 8-K, the Company determined that it was not required to file the financial information required by Item 7 of Form 8-K because Ignition was not deemed a "significant" business under Rule 11-01(b) of Regulation S-X. As a result, the Company hereby amends Form 8-K to delete any reference that the Company intends to provide the financial information of Ignition pursuant to Item 7 thereof.

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


                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   IVP TECHNOLOGY CORPORATION



Date:  August 9, 2002              By: /s/ Brian J. MacDonald
                                      -----------------------
                                     Name:  Brian J. MacDonald
                                     Its: President and CEO


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